Series Number: 1
For period ending 11/30/14

48)	Investor, A, C & R
First $1 billion 1.500%
Next $1 billion 1.200%
Next $2 billion 1.100%
Over $4 billion 1.050%

Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
Next $2 billion 0.900%
Over $4 billion 0.850%

R6
First $1 billion 1.150%
Next $1 billion 0.850%
Next $2 billion 0.750%
Over $4 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      21,534
Institutional Class                                           3,156
2. Dividends for a second class of open-end company shares
A Class                                           3,097
C Class                                           18
R Class                                           18
R6 Class                                           93

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1962
Institutional Class                                           $0.2288
2. Dividends for a second class of open-end company shares
A Class                                           $0.1554
C Class                                           $0.0329
R Class                                           $0.1146
R6 Class                                           $0.2533

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      113,594
Institutional Class                                           10,392
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           22,346
C Class                                           766
R Class                                           161
R6 Class                                           631

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                           $13.40
Institutional Class                                           $13.33
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $13.48
C Class                                           $13.22
R Class                                           $13.59
R6 Class                                           $13.34

Series Number: 2
For period ending 11/30/14

48)	Investor, A, C & R
First $500 million 1.750%
Next $500 million 1.400%
Over $1 billion 1.200%

Institutional
First $500 million 1.550%
Next $500 million 1.200%
Over $1 billion 1.000%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      6,710
Institutional Class                                           445
2. Dividends for a second class of open-end company shares
A Class                                           31
C Class                                           1
R Class                                           2

73A)           1. Dividends from net investment income
Investor Class                                                      $0.1374
Institutional Class                                           $0.1682
2. Dividends for a second class of open-end company shares
A Class                                           $0.0991
C Class                                           $0.0455
R Class                                           $0.0607

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      43,840
Institutional Class                                           1,784
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           464
C Class                                           38
R Class                                           31

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.35
Institutional Class                                           $12.50
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.03
C Class                                           $12.01
R Class                                           $12.22

Series Number: 3
For period ending 11/30/14

48)	Investor, A, C & R
First $250 million 1.850%
Next $250 million 1.750%
Next $500 million 1.500%
Over $1 billion 1.250%

Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
Over $1 billion 0.900%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      1,396
Institutional Class                                           127
2. Dividends for a second class of open-end company shares
A Class                                           31
C Class                                           3
R Class                                           2
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0310
Institutional Class                                           $0.0359
2. Dividends for a second class of open-end company shares
A Class                                           $0.0248
C Class                                           $0.0063
R Class                                           $0.0186
R6 Class                                           $0.0396

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      43,693
Institutional Class                                           1,765
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           1,066
C Class                                           384
R Class                                           194
R6 Class                                           1,641

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $9.00
Institutional Class                                           $9.24
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $8.70
C Class                                           $8.15
R Class                                           $8.82
R6 Class                                           $9.25

Series Number: 4
For period ending 11/30/14

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.150%
Over $2 billion 1.050%

Institutional
First $1 billion 1.100%
Next $1 billion 0.950%
Over $2 billion 0.850%

R6
First $1 billion 0.950%
Next $1 billion 0.800%
Over $2 billion 0.700%

72DD)                      1. Total income dividends for which record date passed during the period
Investor Class                                                      2,865
Institutional Class                                           561
2. Dividends for a second class of open-end company shares
A Class                                           302
C Class                                           24
R Class                                           24
R6 Class                                           -

73A)           1. Dividends from net investment income
Investor Class                                                      $0.0786
Institutional Class                                           $0.0860
2. Dividends for a second class of open-end company shares
A Class                                           $0.0693
C Class                                           $0.0416
R Class                                           $0.0601
R6 Class                                           $0.0915

74U)           1. Number of shares outstanding (000's omitted)
Investor Class                                                      35,781
Institutional Class                                           6,020
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
A Class                                           4,253
C Class                                           619
R Class                                           445
R6 Class                                           1296

74V)           1. Net asset value per share (to nearest cent)
Investor Class                                                      $12.94
Institutional Class                                           $13.09

2. Net asset value per share of a second class of open-end company shares (to nearest cent)
A Class                                           $12.72
C Class                                           $11.68
R Class                                           $12.66
R6 Class                                           $13.11

Series Number: 7
For period ending 11/30/14

48)	Investor, A, C & R
First $250 million 2.000%
Next $250 million 1.800%
Next $500 million 1.600%
Over $1 billion 1.400%

Institutional
First $250 million 1.800%
Next $250 million 1.600%
Next $500 million 1.400%
Over $1 billion 1.200%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           420
                      Institutional Class                                                      13
           2. Dividends for a second class of open-end company shares
                      A Class                                           24
                                C Class                                            -
R Class                                                      1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.0278
                      Institutional Class                                           $0.0335
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.0206
                                C Class                                            -
R Class                                           $0.0134

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      13,879
                      Institutional Class                                                      498
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,653
                                C Class                                            82
R Class                                            66

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.92
                      Institutional Class                                           $9.02
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $ 8.88
                                C Class                                            $ 8.73
R Class                                            $ 8.85

Series Number: 9
For period ending 11/30/14

48)	Investor, A, C & R
First $1 billion 1.300%
Next $1 billion 1.200%
Over $2 billion 1.100%

Institutional
First $1 billion 1.100%
Next $1 billion 1.000%
Over $2 billion 0.900%

R6
First $1 billion 0.950%
Next $1 billion 0.850%
Over $2 billion 0.750%

72DD)                      1. Total income dividends for which record date passed during the period
                      Investor Class                                           339
Institutional                                           42
                      2. Dividends for a second class of open-end company shares
                                A Class                                           304
                                C Class                                           36
                                R Class                                                      7
R6 Class                                           1

73A)           1. Dividends from net investment income
                      Investor Class                                                      $0.1852
Institutional Class                                           $0.1906
           2. Dividends for a second class of open-end company shares
                                A Class                                           $0.1785
C Class                                           $0.1583
R Class                                           $0.1717
R6 Class                                           $0.1946

74U)           1. Number of shares outstanding (000's omitted)
                      Investor Class                                                      2,140
Institutional Class                                                      58
2. Number of shares outstanding of a second class of open-end company shares (000's omitted)
                      A Class                                           1,727
C Class                                            260
                                R Class                                            54
R6 Class                                           63

74V)           1. Net asset value per share (to nearest cent)
                      Investor Class                                           $8.91
Institutional                                            $8.92
2. Net asset value per share of a second class of open-end company shares (to nearest cent)
                      A Class                                           $8.93
                                C Class                                            $8.85
R Class                                            $8.87
R6 Class                                           $8.93

Series Number: 10
For period ending 11/30/14

48)                 Institutional
First $1 billion 1.300%
Next $1 billion 1.000%
                  Next $2 billion 0.900%
                  Over $4 billion 0.850%

      R6
First $1 billion 1.150%
Next $1 billion 0.850%
                  Next $2 billion 0.750%
                  Over $4 billion 0.700%

Series Number: 11
For period ending 11/30/14

48)                 Institutional
First $250 million 1.650%
Next $250 million 1.550%
Next $500 million 1.300%
                  Over $1 billion 1.050%

R6
First $250 million 1.500%
Next $250 million 1.400%
Next $500 million 1.150%
                  Over $1 billion 0.900%